SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

CANNABIS GLOBAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 333-146404	99-0539775 (I.R.S. Employer Identification Number)

520 S. Grand Avenue, Suite 320, Los Angeles, CA 90071

(Address of Principal Executive Offices and Zip Code)

(310) 986-4929

(Issuer's telephone number)

MCTC Holdings, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
None	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)(1) – (iii) On April 30, 2020 director Robert L. Hymers, III resigned. Mr. Hymers held no position on any committee of the board of directors at the time of his resignation. Mr. Hymers’ resignation was not as the result of a disagreement with the registrant, known to an executive officer of the registrant, as defined in 17 CFR 240.3b-7, on any matter relating to the registrant’s operations, policies or practices. Mr. Hymers was provided with a copy of the registrant’s disclosures on this Form 8-K and agrees with them.

(b) On April 30, 2020, Robert L. Hymers, III resigned as the registrant’s Chief Financial Officer [Principal Accounting Officer].

(c) On April 30, 2020, the registrant appointed Arman Tabatabaei, age 38, as its Chief Financial Officer [Principal Accounting Officer]. There exists no family relationship between Mr. Tabatabaei and any other director, executive officer, or person nominated or chosen by the registrant to become a director or executive officer. Mr. Tabatabaei has not, since the beginning of the registrant's last fiscal year, or in any currently proposed transaction, was or is a participant where the amount involved exceeds $120,000, and in which Mr. Tabatabaei had or will have a direct or indirect material interest.

Mr. Tabatabaei is the registrant’s Chairman and CEO. Mr. Tabatabaei is a founder and Chairman of Cannabis Global, Inc. Mr. Tabatabaei has served as president of Pacific Pro Financial Services, Inc. for the last 5 years. Pacific Pro is a company that provides commercial and private lending services. With over 15 years of management and operations experience, he has earned a strong reputation for a numbers-based analytical approach to the management of organizations. An expert at data collection and analysis relative to resource management, risk forecasting and profit and loss management, he has made significant progress in revamping operations of several companies over the past five years.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
17.1	Letter of Robert L. Hymers, III	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 5, 2020

CANNABIS GLOBAL, INC.

By: /s/ Arman Tabatabaei

Arman Tabatabaei

(Principal Executive Officer)